                     UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                        FORM 10-K/A

                 [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934

                         For the fiscal year ended October 31, 2002

                                             OR

               [ ]   TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934

                   For the transition period from __________ to__________
                                         ----------
                               Commission File Number 33-50291
                                         ----------

              NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                          NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                          NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                          NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                          NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                          NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                        NAVISTAR FININCIAL 2001-B OWNER TRUST, AND
                           NAVISTAR FINANCIAL 2002-A OWNER TRUST

                   (Exact name of Registrant as specified in its charter)

                        Delaware                                     51-0337491
      ----------------------------------------------    -------------------------------------
             (State or other jurisdiction of            (IRS Employer Identification No.)
             incorporation or organization)

                   2850 West Golf Road
                Rolling Meadows, Illinois                              60008
      ----------------------------------------------    -------------------------------------
      (Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code (847) 734-4000

      Securities registered pursuant to Section 12(b) of the Act:  None

      Securities registered pursuant to Section 12(g) of the Act:  None

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding
12 months and (2) has been subject to such filing requirements for the past 90 days.  Yes
X No __

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                                           PART I

Item 1.  Business

     The Navistar  Financial  1998-A Owner Trust,  Navistar  Financial  1999-A Owner Trust,
Navistar  Financial 2000-A Owner Trust,  Navistar  Financial  2000-B Owner Trust,  Navistar
Financial  2001-A  Owner  Trust,  Navistar  Financial  2001-B  Owner  Trust,  and  Navistar
Financial  2002-A (the  "Trusts") were formed  pursuant to seven separate Trust  Agreements dated as of June 4, 1998;  June 3, 1999;  March 9, 2000;  March 9, 2000;  November 1, 2000;
April 27, 2001;  November 1, 2001; April 30, 2002,  respectively,  among Navistar Financial
Retail  Receivables  Corporation,  ("NFRRC"),  as seller (the "Seller") and Chase Manhattan
Bank  Delaware  (formerly  known  as  Chemical  Bank  Delaware),   as  owner  trustee  (the
"Trustee").  Retail  notes (the  "Retail  Notes") and  security  interests  in the vehicles financed  thereby  were  transferred  to the Trusts in  exchange  for fixed rate notes (the
"Notes")  and  fixed  rate  pass-through   certificates  (the  "Certificates")  which  were
registered on Registration  Statement Nos. 33-64249,  333-62445,  033-50291,  and 333-67112
and sold to the public in reliance on Rule 415 under the Securities Act of 1933.

     NFRRC is a wholly-owned  subsidiary of Navistar Financial  Corporation.  Pursuant to a
Pooling and  Servicing  Agreement  (the  "Agreement")  for each Trust,  Navistar  Financial
Corporation  acts as servicer (the "Servicer")  and, in that capacity,  manages,  services, administers  and makes  collections  on the Retail  Notes.  Each  Agreement  provides  that collections shall be distributed to noteholders and  certificateholders  and otherwise used in accordance  with the  priorities  set forth  therein.  Pursuant to each  Agreement,  the
Seller  established  a reserve  account as credit  enhancement  for each Trust.  Amounts on deposit in each reserve  account  after  payments to security  holders and the Servicer are paid to the Seller to the extent  that such  amounts  exceed a  specified  reserve  account target  balance.  The specified  reserve account target balance  cannot,  however,  be less than a  specified  minimum of the  initial  aggregate  receivables  balance for each Trust.
There is no cross collateralization between the Trusts.

Item 2.  Properties

     Not applicable.

Item 3.  Legal Proceedings

     The registrant  knows of no material  pending legal  proceedings  involving either the
Retail Notes or the Trustee, or the Seller or Servicer in respect of the Trusts.

------------------------------------------------------------------------------------------------------------------------------------

                                          PART I

Item 4.  Submission of Matters to a Vote of Security Holders

     No matter was  submitted  to a vote of holders of the  Certificates  during the period of this report.

                                          PART II

Item 5.  Market for the Registrant's Common Equity and
         Related Stockholder Matters

     Not applicable.

Item 6.  Selected Financial Data

     Not applicable.

Item 7.  Management's Discussion and Analysis of Financial
         Condition and Results of Operations

     As of October 31, 2002 balances in the Trusts were as follows:

                                                                               Reserve
                                                             Principal         Account
  Dollar amounts in millions
  ------------------------------------------------------- ----------------- --------------

  Navistar Financial 1998-A Owner Trust                         $0.0              $0.0
  Navistar Financial 1999-A Owner Trust                        $84.7             $14.3
  Navistar Financial 2000-A Owner Trust                       $115.9              $9.5
  Navistar Financial 2000-B Owner Trust                       $211.1             $15.3
  Navistar Financial 2001-A Owner Trust                       $183.0             $10.1
  Navistar Financial 2001-B Owner Trust                       $327.2             $18.0
  Navistar Financial 2002-A Owner Trust                      $401.8              $22.8

Note:  Balances  include the effect of the November 2002  distribution  in accordance  with the Owner Trust Agreements.

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                                          PART II

Item 7.  Management's Discussion and Analysis of Financial
         Condition and Results of Operations (cont'd.)

     As of October 31,  2002,  the  aggregate  shelf  registration  available  to NFRRC for issuance of asset-backed securities was $2,500 million.

     In March 2002, Navistar Financial 1998-A Owner Trust was repurchased.

Item 8.  Financial Statements and Supplementary Data

     Not applicable.

Item 9.  Changes in and Disagreements With Accountants on
         Accounting and Financial Disclosure

     None.

                                          PART III

Item 10.  Directors and Executive Officers of the Registrant

     Not applicable.

Item 11.  Executive Compensation

     Not applicable.

Item 12.  Security Ownership of Certain Beneficial Owners and Management

     Not applicable.

Item 13.  Certain Relationships and Related Transactions

     Not applicable.

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                                   PART IV

Item 14.  Exhibits, Financial Statement Schedules and Reports on Form 8-K

  (a)      Exhibit

           3       Articles of Incorporation and By-Laws

          10       Material Contracts

          31       Certification Pursuant to Section 302 Sarbanes-Oxley

        99.1       Management's Assertion Concerning Compliance

        99.2       Independant Auditor's Report

  (b)      Schedule

           An  Annual  Summary  for  each  of  the  Owner  Trusts  listed  below  is  an annualized  version of the  monthly  Servicer  Certificates  prepared  by the
           Servicer.

        13(a)    -  Navistar Financial 1998-A Owner Trust

        13(b)    -  Navistar Financial 1999-A Owner Trust

        13(c)    -  Navistar Financial 2000-A Owner Trust

        13(d)    -  Navistar Financial 2000-B Owner Trust

        13(e)    -  Navistar Financial 2001-A Owner Trust

        13(f)    -  Navistar Financial 2001-B Owner Trust

        13(g)    -  Navistar Financial 2002-A Owner Trust

  (c)      Reports on Form 8-K:

           The Registrant  filed the following reports on Form 8-K during the three months ended
           October 31, 2002

          (i)    Form 8-K dated August 15, 2002

         (ii)    Form 8-K dated September 16 2002

        (iii)    Form 8-K dated October 15, 2002

------------------------------------------------------------------------------------------------------------------------------------

                                        SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities  Exchange Act of
1934,  the  registrant  has duly  caused  this  report to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

                     NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
                    on behalf of NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                          NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                          NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                          NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                          NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                        NAVISTAR FINANCIAL 2001-B OWNER TRUST, AND
                           NAVISTAR FINANCIAL 2002-A OWNER TRUST

                  (Exact name of Registrant as specified in its charter)

By:   /s/ PAUL MARTIN                                                  October 20, 2003
          Paul Martin
          Vice President and Controller
          (Principal Accounting Officer)

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                                       EXHIBIT/SCHEDULE INDEX

        Exhibit No.       Exhibit

               3          Articles of Incorporation and By-Laws

              10          Material Contracts

              31          Certification Pursuant to Section 302 Sarbanes-Oxley

            99.1          Management's Assertion Concerning Compliance

            99.2          Independant Auditor's Report

         Schedule No.     Schedule

              13(a)       Annual Summary
                               - Navistar Financial 1998-A Owner Trust

              13(b)       Annual Summary
                               - Navistar Financial 1999-A Owner Trust

              13(c)       Annual Summary
                               - Navistar Financial 2000-A Owner Trust

              13(d)       Annual Summary
                               - Navistar Financial 2000-B Owner Trust

              13(e)       Annual Summary
                               - Navistar Financial 2001-A Owner Trust

              13(f)       Annual Summary
                               - Navistar Financial 2001-B Owner Trust

              13(g)       Annual Summary
                               - Navistar Financial 2002-A Owner Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Schedule 13(a)
                                                                    Page 1 of 4
                                      ANNUAL SUMMARY

Navistar Financial 1998-A Owner Trust
For the Months of November 2001 to October 2002
Fiscal Year 2002

Cut-off Date                                                           6/4/98
Original Pool Amount at Cut-off Date                          $500,864,370.04

Beginning Pool Balance as of 11/1/01                           $68,037,676.21
Beginning Pool Factor as of 11/1/01                                 0.1358405

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)                         $25,237,485.64
  Interest Collected                                            $2,072,450.95

Additional Deposits:
  Repurchase Amounts                                                    $0.00
  Final Purchase of Receivables                                $42,464,569.37
  Liquidation Proceeds/Recoveries                               $1,405,739.34
Total Additional Deposits                                      $43,870,308.71

Repos/Chargeoffs                                                  $586,907.78
Aggregate Number of Notes Charged Off                                     734

Total Available Funds                                          $70,928,958.72

Ending Pool Balance as of 10/31/02                                      $0.00
Ending Pool Factor as of 10/31/02                                        0.00

Servicing Fee                                                     $243,543.15

Repayment of Servicer Advances                                    $251,286.58

Reserve Account:
  Beginning Balance as of 11/1/01                              $10,017,287.40
  Investment Income Earned during the Year                         $71,933.66
  Target Percentage                                                    N/A
  Target Balance as if 10/31/02                                        N/A
  Minimum Balance (2% of Initial Balance)                              N/A
  Transfer from/(to) Collections Account                        $3,360,141.91
  (Release)/Deposit -Includes Investment Income               ($13,449,362.97)
    Ending Balance as of 10/31/02                                        0.00

Delinquencies as of 10/31/02:                                      Dollars           Notes
Installments:
    1-30 days                                                            0.00         0
   31-60 days                                                            0.00         0
     60+ days                                                            0.00         0

    Total                                                                0.00         0

Balances: 60+ days                                                       0.00         0

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                                                                                    Schedule 13(a)
                                                                                     Page 2 of 4
Navistar Financial 1998-A Owner Trust
For the Months of November 2001 through October 2002
Fiscal Year 2002

                                                                      NOTES

                                                    TOTAL          CLASS A            CLASS B
Original Pool Amount Distributions:             $500,864,370.04   $483,334,000.00    $17,530,370.04
 Distribution Percentage                                                    96.50%             3.50%
 Coupon                                                                     5.940%             6.10%

Beginning Pool Balance                           $68,037,676.21
Ending Pool Balance                                       $0.00

Collected Principal                              $24,986,199.06
Collected Interest                                $2,072,450.95
Charge-Offs                                         $586,907.78
Liquidation Proceeds/Recoveries                   $1,405,739.34
Servicing                                           $243,543.15
Cash Transfer from Reserve Acct                           $0.00
  Total Collections Available
    for Debt Service                             $28,220,846.20

Beginning Balance as of 11/1/01                  $68,037,676.21  $65,656,240.45     $2,381,435.76

Interest Due                                      $1,448,010.24   $1,396,010.80        $51,999.44
Interest Paid                                     $1,448,010.24   $1,396,010.80        $51,999.44
Principal Due                                    $68,037,676.21  $65,656,240.45     $2,381,435.76
Principal Paid                                   $68,037,676.21  $65,656,240.45     $2,381,435.76

Ending Balance as of 10/31/02                             $0.00           $0.00             $0.00
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)                                     0.00              0.00

Total Distributions                              $69,485,686.45  $67,052,251.25     $2,381,435.76

Interest Shortfall                                        $0.00           $0.00             $0.00
Principal Shortfall                                       $0.00           $0.00             $0.00
 Total Shortfall (required from Reserve)                  $0.00           $0.00             $0.00

Excess Servicing                                  $3,360,141.91

Beginning Reserve Account Balance                $10,017,287.40
Investment Income Earned during the
   year                                              $71,933.66
Transfer from/(to) collections Account            $3,360,141.91
(Release)/Draw
   -Includes Investment Income                  ($13,449,362.97)

Ending Reserve Account Balance                           $0.00

Note:  Ending principal balance includes the effect of the November distribution.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   Schedule 13(a)
                                                                    Page 3 of 4

         Navistar Financial 1998-A Owner Trust
         For the Months of November 2001 through October 2002
         Fiscal Year 2002

         At each  Distribution  Date,  an annualized  loss  percentage is computed.
         If the annualized  percentage  exceeds 1.5%, any monthly excess  servicing is used to fund the  reserve  account  to 10.0% of the  ending  receivable balance.  When the  annualized  loss  percentage  falls  below  1.5%,  the reserve  account  requirement  returns  to the  greater  of the  specified target amount or the specified minimum balance.

         The loss percentage is calculated as follows:

                 The  numerator  of which  is  equal  to the sum of the  aggregate losses plus liquidation  proceeds for each of the monthly periods which are the fifth,  fourth and third monthly periods  preceding the monthly period related to such  Distribution  Date, minus the sum of the  liquidation  proceeds for the monthly  periods  which are the first,  second and third  monthly  periods  preceding the monthly  period  related  to  such  Distribution  Date,  and  the denominator  of which is the sum of the remaining  gross balances of all outstanding  receivables as of the last day of each of the sixth,  fifth and fourth  monthly  periods  preceding the monthly period related to such Distribution Date.

          The annualized loss (recovery) percentages reported at each Distribution
          Date are as follows:

         November 2001   (1.2205)%       February 2002   (2.7724)%
         December 2001   (0.0541)%       March    2002   (4.2767)%
         January  2002   (0.5303)%

          At each  Distribution  Date a  three-month  rolling  average  delinquency percentage is calculated.  If this  percentage  exceeds 2.0%, any monthly excess  servicing  is used to fund the  reserve  account  to 10.0% of the ending receivable  balance.  When the delinquency  percentage falls below
          2.0%,  the  reserve  account  requirement  returns to the  greater of the specified target amount or the specified minimum balance.

          The delinquency percentage is calculated as follows:

                 The numerator of which is equal to the aggregate  remaining gross balances  of all  outstanding  receivables  which  are 61 days or more past due as of the last day of the  related  monthly  period and the denominator of which is equal to the aggregate  remaining gross balances of all outstanding  receivables on the last day of such monthly period.

          The three month rolling averages  reported at each  Distribution Date are as follows:

         November 2001    1.80032%       February 2002    1.78304%
         December 2001    1.68167%       March    2002    1.59981%
         January  2002    1.72512%

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                                                                  Schedule 13(b)
                                                                     Page 1 of 3
                                      ANNUAL SUMMARY

Navistar Financial 1999-A Owner Trust
For the Months of November 2001 to October 2002
Fiscal Year 2002

Cut-off Date                                                        06/03/99
Original Pool Amount at Cut-off Date                          $714,764,750.47

Beginning Pool Balance as of 11/1/01                          $225,765,549.11
Beginning Pool Factor as of 11/1/01                                  0.3158599

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)                        $138,188,443.87
  Interest Collected                                           $12,090,323.52

Additional Deposits:
  Repurchase Amounts                                                   $ 0.00
  Liquidation Proceeds/Recoveries                              $11,613,042.27
Total Additional Deposits                                      $11,613,042.27

Repos/Chargeoffs                                                $5,208,952.33
Aggregate Number of Notes Charged Off                                    2,666

Total Available Funds                                         $159,595,656.33

Ending Pool Balance as of 10/31/02                             $84,664,306.24
Ending Pool Factor as of 10/31/02                                    0.1184506

Servicing Fee                                                   $1,542,876.12

Repayment of Servicer Advances                                  $2,296,153.33

Reserve Account:
  Beginning Balance as of 11/1/01                              $14,295,295.01
  Investment Income Earned during the Year                        $284,422.69
  Target Percentage                                                      5.25%
  Target Balance as of 10/31/02                                 $4,444,876.08
  Minimum Balance (2% of Initial Balance)                      $14,295,295.01
  Transfer from/(to) Collections Account                        $7,515,498.63
  (Release)/Deposit - Includes Investment Income               ($7,799,921.32)
    Ending Balance as of 10/31/02                              $14,295,295.01

Delinquencies as of 10/31/02:                                      Dollars           Notes
Installments:
    1-30 days                                                      974,367.75          766
   31-60 days                                                      230,723.09          174
     60+ days                                                      233,793.97           53

    Total                                                        1,438,884.81          789
Balances: 60+ days                                                 708,777.13           53

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                                                                                                                     Schedule 13(b)
                                                                                                                        Page 2 of 3

Navistar Financial 1999-A Owner Trust
For the Months of November 2001 to October 2002
Fiscal Year 2002

     NOTES
                                        TOTAL             CLASS A-1        CLASS A-2       CLASS A-3       CLASS A-4        CLASS B

Original Pool Amount Distributions: $714,764,750.47  $147,000,000.00 $197,000,000.00  $200,000,000.00 $145,745,000.00 $25,019,750.47
 Distribution Percentages                                       0.00%           0.00%            0.00%          96.50%         3.50%
 Coupon                                                        5.003%          5.550%           5.950%          6.130%        6.220%

Beginning Pool Balance              $225,765,549.11
Ending Pool Balance                  $84,664,306.24
Collected Principal                 $135,892,290.54
Collected Interest                   $12,090,323.52
Charge-Offs                           $5,208,952.33
Liquidation Proceeds/Recoveries      $11,613,042.27
Servicing                             $1,542,876.12
Cash Transfer (to) Reserve Acct.              $0.00
  Total Collections Available
    for Debt Service                $158,052,780.21

Beginning Balance as of 11/1/01     $225,765,549.12            $0.00           $0.00   $66,970,770.70 $145,745,000.00 $13,049,778.42

Interest Due                          $9,436,038.71            $0.00           $0.00    $1,034,146.88   $7,745,803.09    $656,088.74
Interest Paid                         $9,436,038.71            $0.00           $0.00    $1,034,146.88   $7,745,803.09    $656,088.74
Principal Due                       $141,101,242.88            $0.00           $0.00   $66,970,770.70  $69,191,928.68  $4,938,543.50
Principal Paid                      $141,101,242.88            $0.00           $0.00   $66,970,770.70  $69,191,928.68  $4,938,543.50

Ending Balance as of 10/31/02        $84,664,306.24            $0.00           $0.00            $0.00  $76,553,071.32  $8,111,234.92
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amt)                           0.00000        0.00000        0.00000           0.52525        0.32419

Total Distributions                 $150,537,281.59            $0.00           $0.00   $68,004,917.58  $76,937,731.77  $5,594,632.24

Interest Shortfall                            $0.00            $0.00           $0.00            $0.00           $0.00          $0.00
Principal Shortfall                           $0.00            $0.00           $0.00            $0.00           $0.00          $0.00
 Total Shortfall(required from Reserve)       $0.00            $0.00           $0.00            $0.00           $0.00          $0.00

Excess Servicing                      $7,515,498.63

Beginning Reserve Account Bale       $14,295,295.01
Investment Income Earned
  during the Period                     $284,422.69
Transfer from/(to) collections Acct   $7,515,498.63
(Release)/Draw
  Included Investment Income         $(7,799,921.32)
Ending Reserve Account Balance       $14,295,295.01

Note:  Ending principal balance includes the effect of the November distribution.
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                                                                  Schedule 13(b)
                                                                    Page 3 of 3

         Navistar Financial 1999-A Owner Trust
         For the Months of November 2001 through October 2002
         Fiscal Year 2002

         At each  Distribution  Date,  an annualized  loss  percentage is computed.
         If the annualized  percentage  exceeds 1.5%, any monthly excess  servicing is used to fund the  reserve  account  to 10.0% of the  ending  receivable balance.  When the  annualized  loss  percentage  falls  below  1.5%,  the reserve  account  requirement  returns  to the  greater  of the  specified target amount or the specified minimum balance.

         The loss percentage is calculated as follows:

                   The  numerator  of which  is  equal  to the sum of the  aggregate losses plus liquidation  proceeds for each of the monthly periods which are the fifth,  fourth and third monthly periods  preceding the monthly period related to such  Distribution  Date, minus the sum of the  liquidation  proceeds for the monthly  periods  which are the first,  second and third  monthly  periods  preceding the monthly  period  related  to  such  Distribution  Date,  and  the denominator  of which is the sum of the remaining  gross balances of all outstanding  receivables as of the last day of each of the sixth,  fifth and fourth  monthly  periods  preceding the monthly period related to such Distribution Date.

          The annualized loss (recovery) percentages reported at each
          Distribution Date are as follows:

          November 2001    0.0820 %          May       2002   (0.1114)%
          December 2001    0.4688 %          June      2002   (1.1642)%
          January  2002   (2.2372)%          July      2002   (3.1872)%
          February 2002   (1.8587)%          August    2002   (6.3560)%
          March    2002   (2.4082)%          September 2002   (7.0947)%
          April    2002   (0.3342)%          October   2002   (8.2638)%

          At each  Distribution  Date a  three-month  rolling  average  delinquency percentage is calculated.  If this  percentage  exceeds 2.0%, any monthly excess  servicing  is used to fund the  reserve  account  to 10.0% of the ending receivable  balance.  When the delinquency  percentage falls below
          2.0%,  the  reserve  account  requirement  returns to the  greater of the specified target amount or the specified minimum balance.

          The delinquency percentage is calculated as follows:

                 The numerator of which is equal to the aggregate  remaining gross balances  of all  outstanding  receivables  which  are 61 days or more past due as of the last day of the  related  monthly  period and the denominator of which is equal to the aggregate  remaining gross balances of all outstanding  receivables on the last day of such monthly period.

          The three month rolling averages  reported at each  Distribution Date are as follows:

        November 2001   1.71677%          May       2002   1.36195%
        December 2001   1.61617%          June      2002   1.18104%
        January  2002   1.87489%          July      2002   1.06190%
        February 2002   1.83065%          August    2002   1.01741%
        March    2002   1.74353%          September 2002   0.93871%
        April    2002   1.57543%          October   2002   0.82208%

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                                                                 Schedule 13(c)
                                                                    Page 1 of 3
                                      ANNUAL SUMMARY

Navistar Financial 2000-A Owner Trust
For the Months of November 2001 to October 2002
Fiscal Year 2002

Cut-off Date                                                         3/9/00
Original Pool Amount at Cut-off Date                          $380,843,908.73
Cut-off Date                                                        3/13/00
Original Pool Amount at Cut-off Date                           $74,413,256.03
Cut-off Date                                                        3/20/00
Original Pool Amount at Cut-off Date                           $19,742,835.24

Beginning Pool Balance as of 11/1/01                          $246,512,577.04
Beginning Pool Factor as of 11/1/01                                0.518974

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)                        $127,154,531.07
  Interest Collected                                           $16,224,412.61

Additional Deposits:
  Repurchase Amounts                                                    $0.00
  Liquidation Proceeds/Recoveries                               $7,754,775.50
Total Additional Deposits                                       $7,754,775.50

Repos/Chargeoffs                                                $4,255,056.61
Aggregate Number of Notes Charged Off                                   1,339

Total Available Funds                                         $150,362,903.35

Ending Pool Balance as of 10/31/02                            $115,873,805.19
Ending Pool Factor as of 10/31/02                                   0.2439449

Servicing Fee                                                   $1,833,726.50

Repayment of Servicer Advances                                    $770,815.83

Reserve Account:
  Beginning Balance as of 11/1/01                              $13,558,191.74
  Investment Income Earned during the Year                        $199,379.93
  Target Percentage                                                      5.50%
  Target Balance as of 10/31/02                                 $6,373,059.29
  Minimum Balance (2% of Initial Balance)                       $9,500,000.00
  Transfer from/(to) Collections Account                        $4,492,211.30
  (Release)/Deposit - Includes Investment Income               ($8,749,782.97)
    Ending Balance as of 10/31/02                               $9,500,000.00

Delinquencies as of 10/31/02:                                      Dollars           Notes
Installments:
    1-30 days                                                   $1,190,830.68          778
   31-60 days                                                     $632,567.80          159
     60+ days                                                     $223,453.33           34

    Total                                                       $2,046,851.81          794
Balances: 60+ days                                              $1,116,192.52           34

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Schedule 13(c)
                                                                                                                      Page 2 of 3

Navistar Financial 2000-A Owner Trust
For the Months of November 2001 to October 2002
Fiscal Year 2002

                                                                               NOTES
                                        TOTAL             CLASS A-1        CLASS A-2      C LASS A-3        CLASS A-4        CLASS B

Original Pool Amount Distributions: $475,000,000.00  $84,000,000.00  $142,000,000.00 $110,000,000.00  $121,187,500.00 $17,812,500.00
 Distribution Percentages                                      0.00%            0.00%           0.00%           96.25%         3.75%
 Coupon                                                       6.080%           6.820%          7.200%           7.340%        7.470%

Beginning Pool Balance              $246,512,577.04
Ending Pool Balance                 $115,873,805.19
Collected Principal                 $126,383,715.24
Collected Interest                   $16,224,412.61
Charge-Offs                           $4,255,056.61
Liquidation Proceeds/Recoveries       $7,754,775.50
Servicing                             $1,833,726.50
Cash Transfer (to) Reserve Acct.       ($361,485.42)
  Total Collections Available
    for Debt Service                $148,167,691.43

Beginning Balance as of 11/1/01     $246,512,577.04           $0.00    $2,930,855.42 $110,000,000.00  $121,187,500.00 $12,394,221.62

Interest Due                         $13,398,193.71           $0.00       $16,657.03   $3,760,622.13    $8,871,936.91    $748,977.64
Interest Paid                        $13,398,193.71           $0.00       $16,657.03   $3,760,622.13    $8,871,936.91    $748,977.64
Principal Due                       $130,638,771.85           $0.00    $2,930,855.42 $110,000,000.00   $12,808,962.49  $4,898,953.94
Principal Paid                      $130,638,771.85           $0.00    $2,930,855.42 $110,000,000.00   $12,808,962.49  $4,898,953.94

Ending Balance as of 10/31/02       $115,873,805.19           $0.00            $0.00           $0.00  $108,378,537.51  $7,495,267.68
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amt)                         0.00000          0.00000         0.00000    ,    0.894305       0.420787

Total Distributions                 $144,036,956.56           $0.00    $2,947,512.45 $113,760,622.13   $21,680,899.40  $5,647,931.58

Interest Shortfall                            $0.00           $0.00            $0.00           $0.00            $0.00          $0.00
Principal Shortfall                           $0.00           $0.00            $0.00           $0.00            $0.00          $0.00
 Total Shortfall(required from Reserve)       $0.00           $0.00            $0.00           $0.00            $0.00          $0.00

Excess Servicing                      $4,853,696.72

Beginning Reserve Account Balance    $13,558,191.74
Investment Income Earned
  during the Period                     $199,379.93
Transfer from/(to) collections Acct   $4,492,211.30
(Release)/Draw
  Included Investment Income         ($8,749,782.97)
Ending Reserve Account Balance        $9,500,000.00

Note:  Ending principal balance includes the effect of the November distribution.

------------------------------------------------------------------------------------------------------------------------------------

                                                                  Schedule 13(c)
                                                                    Page 3 of 3

   Navistar Financial 2000-A Owner Trust
   For the Months of November 2001 through October 2002
   Fiscal Year 2002

   At each  Distribution  Date, an  annualized  loss  percentage  is computed.  If the annualized  percentage  exceeds 1.5%, any monthly excess  servicing is used to fund
   the  reserve  account  to  10.0%  of  the  ending  receivable  balance.   When  the
   annualized  loss  percentage  falls below 1.5%,  the  reserve  account  requirement returns to the greater of the  specified  target  amount or the  specified  minimum balance.

   The loss percentage is calculated as follows:

         The numerator of which is equal to the sum of the  aggregate  losses plus liquidation  proceeds  for  each of the  monthly  periods  which  are the fifth,  fourth and third monthly  periods  preceding  the monthly  period related  to such  Distribution  Date,  minus  the sum of the  liquidation proceeds for the monthly  periods  which are the first,  second and third
         monthly   periods   preceding   the  monthly   period   related  to  such
         Distribution  Date,  and  the  denominator  of  which  is the  sum of the remaining  gross balances of all  outstanding  receivables as of the last day of each of the sixth,  fifth and  fourth  monthly  periods  preceding the monthly period related to such Distribution Date.

   The annualized loss (recovery)  percentages  reported at each  Distribution Date are as follows:

         November 2001   (1.5074)%       May       2002    1.0239%
         December 2001   (0.7285)%       June      2002    0.8986%
         January  2002   (0.2922)%       July      2002   (0.7327)%
         February 2002   (0.7422)%       August    2002   (3.2433)%
         March    2002   (1.3013)%       September 2002   (3.8909)%
         April    2002   (0.7146)%       October   2002   (3.3391)%

   At each Distribution Date a three-month rolling average  delinquency  percentage is calculated.  If this  percentage  exceeds  2.0%,  any monthly  excess  servicing is used to fund the reserve account to 10.0% of the ending  receivable  balance.  When the  delinquency  percentage  falls below 2.0%,  the  reserve  account  requirement returns to the greater of the  specified  target  amount or the  specified  minimum balance.

   The delinquency percentage is calculated as follows:

          The  numerator  of  which  is  equal  to the  aggregate  remaining  gross balances of all  outstanding  receivables  which are 61 days or more past
          due  as  of  the  last  day  of  the  related   monthly  period  and  the
          denominator of which is equal to the aggregate  remaining  gross balances of all outstanding receivables on the last day of such monthly period.

   The three month rolling averages reported at each Distribution Date are as follows:

         November 2001     1.33657%      May       2002     0.99916%
         December 2001     1.33810%      June      2002     0.96648%
         January  2002     1.52628%      July      2002     1.05807%
         February 2002     1.47392%      August    2002     1.06105%
         March    2002     1.34755%      September 2002     1.07787%
         April    2002     1.13686%      October   2002     0.96525%

------------------------------------------------------------------------------------------------------------------------------------

                                                                  Schedule 13(d)
                                                                    Page 1 of 3
                                      ANNUAL SUMMARY

Navistar Financial 2000-B Owner Trust
For the Months of November 2001 through October 2002
Fiscal Year 2002

Cut-off Date                                                       11/01/2000
Original Pool Amount at Cut-off Date                          $764,710,097.53

Beginning Pool Balance as of 11/1/01                          $465,552,692.67
Beginning Pool Factor as of 11/1/01                                 0.6087963

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)                        $248,367,308.49
  Interest Collected                                           $32,068,487.24

Additional Deposits:
  Repurchase Amounts                                                    $0.00
  Liquidation Proceeds/Recoveries                              $21,359,002.27
Total Additional Deposits                                      $21,359,002.27

Repos/Chargeoffs                                               $12,441,651.50
Aggregate Number of Notes Charged Off                                   3,870

Total Available Funds                                         $295,473,640.62

Ending Pool Balance as of 10/31/02                            $211,064,890.06
Ending Pool Factor as of 10/31/02                                   0.2760064

Servicing Fee                                                   $3,353,757.67

Repayment of Servicer Advances                                  $6,321,157.38

Reserve Account:
  Beginning Balance as of 11/1/01                              $25,605,398.10
  Investment Income Earned during the Year                        $355,187.16
  Target Percentage                                                      5.50%
  Target Balance as of 10/31/02                                $11,608,568.95
  Minimum Balance (2% of Initial Balance)                      $15,294,201.95
  Transfer from/(to) Collections Account                       $15,001,252.49
  (Release)/Deposit - Includes Investment Income              ($25,667,635.80)
    Ending Balance as of 10/31/02                              $15,294,201.95

Delinquencies as of 10/31/02:                                      Dollars           Notes
Installments:
    1-30 days                                                    1,786,433.76        1,459
   31-60 days                                                      503,097.61          330
     60+ days                                                      199,761.55           84

    Total                                                        2,489,292.92        1,487

Balances: 60+ days                                               2,385,606.96           84

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Schedule 13(d)
                                                                                                                       Page 2 of 3

Navistar Financial 2000-B Owner Trust
For the Months of November 2001 to October 2002
Fiscal Year 2002

                                                                                             NOTES
                                        TOTAL             CLASS A-1        CLASS A-2       CLASS A-3       CLASS A-4        CLASS B

Original Pool Amount Distributions:   $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
 Distribution Percentages                                        0.00%           0.00%          96.25%           0.00%         3.75%
 Coupon                                                         6.730%          6.660%          6.670%          6.780%        7.030%

Beginning Pool Balance                $465,552,692.67
Ending Pool Balance                   $211,064,890.06
Collected Principal                   $242,046,151.11
Collected Interest                     $32,068,487.24
Charge-Offs                            $12,441,651.50
Liquidation Proceeds/Recoveries        $21,359,002.27
Servicing                               $3,353,757.67
Cash Transfer (to) Reserve Acct.         ($525,675.95)
  Total Collections Available
    for Debt Service                  $291,594,207.00

Beginning Balance as of 11/1/01       $465,552,692.67            $0.00 $79,210,997.80 $184,900,000.00 $178,733,000.00 $22,708,694.86

Interest Due                           $22,630,557.85            $0.00  $1,061,619.60   $8,197,527.35  $12,118,097.40  $1,253,313.50
Interest Paid                          $22,630,557.85            $0.00  $1,061,619.60   $8,197,527.35  $12,118,097.40  $1,253,313.50
Principal Due                         $254,487,802.61            $0.00 $79,210,997.80 $165,733,512.21           $0.00  $9,543,292.60
Principal Paid                        $254,487,802.61            $0.00 $79,210,997.80 $165,733,512.21           $0.00  $9,543,292.60

Ending Balance as of 10/31/02         $211,064,890.06            $0.00          $0.00  $19,166,487.79 $178,733,000.00 $13,165,402.26
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amt)                            0.00000        0.00000         0.10366        1.000000        0.45909

Total Distributions                   $277,118,360.46            $0.00 $80,272,617.40 $173,931,039.56  $21,118,097.40 $10,796,606.10

Interest Shortfall                              $0.00            $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00            $0.00          $0.00           $0.00           $0.00          $0.00
 Total Shortfall (required from Reserve)        $0.00            $0.00          $0.00           $0.00           $0.00          $0.00

Excess Servicing                       $15,526,928.44

Beginning Reserve Account Balance      $25,605,398.10
Investment Income Earned
  during the Period                       $355,187.16
Transfer from/(to) collections Acct    $15,001,252.49
(Release)/Draw
  Included Investment Income          ($25,667,635.80)
Ending Reserve Account Balance         $15,294,201.95

Note:  Ending principal balance includes the effect of the November distribution.
------------------------------------------------------------------------------------------------------------------------------------

                                                                             Schedule 13(d)
                                                                               Page 3 of 3

   Navistar Financial 2000-B Owner Trust
   For the Months of November 2001 through October 2002
   Fiscal Year 2002

   At  each  Distribution   Date,  an  annualized  loss  percentage  is  computed.   If  the
   annualized  percentage  exceeds 1.5%,  any monthly  excess  servicing is used to fund the reserve  account to 10.0% of the ending  receivable  balance.  When the  annualized  loss percentage  falls below 1.5%, the reserve account  requirement  returns to the greater of the specified target amount or the specified minimum balance.

   The loss percentage is calculated as follows:

         The  numerator  of  which  is  equal  to the sum of the  aggregate  losses  plus liquidation  proceeds  for each of the  monthly  periods  which  are the  fifth, fourth and third monthly  periods  preceding the monthly  period related to such
         Distribution  Date,  minus the sum of the  liquidation  proceeds for the monthly periods  which are the first,  second and third  monthly  periods  preceding the monthly period related to such  Distribution  Date, and the denominator of which is the sum of the remaining  gross  balances of all  outstanding  receivables as of the  last  day of  each  of the  sixth,  fifth  and  fourth  monthly  periods preceding the monthly period related to such Distribution Date.

   The annualized  loss (recovery)  percentages  reported at each  Distribution  Date are as follows:

          November 2001    (0.1983)%       May       2002     1.0939%
          December 2001     0.4686 %       June      2002     0.2767%
          January  2002    (1.1194)%       July      2002     (3.7449)%
          February 2002    (0.1715)%       August    2002     (7.4958)%
          March    2002    (0.7233)%       September 2002     (8.0349)%
          April    2002     1.2915 %       October   2002     (5.6217)%

   At each  Distribution  Date a  three-month  rolling  average  delinquency  percentage is calculated.  If this  percentage  exceeds 2.0%, any monthly excess  servicing is used to fund  the  reserve  account  to  10.0%  of  the  ending  receivable  balance.  When  the delinquency  percentage falls below 2.0%, the reserve account requirement returns to the greater of the specified target amount or the specified minimum balance.

   The delinquency percentage is calculated as follows:

   The  numerator  of which is equal to the  aggregate  remaining  gross  balances of all outstanding  receivables  which are 61 days or more past due as of the last day of the related  monthly  period  and the  denominator  of which  is  equal  to the  aggregate remaining  gross  balances  of all  outstanding  receivables  on the  last day of such monthly period.

   The three month rolling averages reported at each Distribution Date are as follows:

         November 2001   1.41260%      May       2002     1.17868%
         December 2001   1.50549%      June      2002     1.09468%
         January  2002   1.67280%      July      2002     0.88879%
         February 2002   1.72073%      August    2002     0.96307%
         March    2002   1.50864%      September 2002     1.04097%
         April    2002   1.47566%      October   2002     1.09658%

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Schedule 13(e)
                                                                   Page 1 of 3
                                      ANNUAL SUMMARY
Navistar Financial 2001-A Owner Trust
For the Months of November 2001 through October 2002
Fiscal Year 2002

Cut-off Date                                                       04/27/01
Original Pool Amount at Cut-off Date                          $257,155,638.25
Cut-off Date                                                       04/30/01
Original Pool Amount at Cut-off Date                           $53,340,411.35
Cut-off Date                                                       05/30/01
Original Pool Amount at Cut-off Date                           $67,396,152.49
Cut-off Date                                                       06/28/01
Original Pool Amount at Cut-off Date                           $22,107,022.10

Beginning Pool Balance as of 11/01/01                         $334,440,345.87
Beginning Pool Factor as of 11/01/01                                0.8361025

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)                        $145,757,022.41
  Interest Collected                                           $24,301,209.65

Additional Deposits:
  Repurchase Amounts                                                    $0.00
  Liquidation Proceeds/Recoveries                               $5,734,340.38
Total Additional Deposits                                       $5,734,340.38

Repos/Chargeoffs                                                $6,505,201.77
Aggregate Number of Notes Charged Off                                   1,512

Total Available Funds                                         $174,942,793.28

Ending Pool Balance as of 10/31/02                            $183,027,900.85
Ending Pool Factor as of 10/31/02                                   0.4575706

Servicing Fee                                                   $2,595,093.40
Repayment of Servicer Advances                                    $849,779.16

Reserve Account:
  Beginning Balance                                            $18,394,219.02
  Investment Income Earned during the Year                        $259,443.10
  Target Percentage                                                      5.50%
  Target Balance                                               $10,066,534.55
  Minimum Balance (2% of Initial Balance)                       $7,999,984.48
  Transfer from/(to) Collections Account                        $7,785,592.05
  (Release)/Deposit - Includes Investment Income              ($16,372,719.62)
    Ending Balance as of 10/31/02                              $10,066,534.55

Delinquencies as of 10/31/02:                                      Dollars           Notes
Installments:
    1-30 days                                                    1,334,220.05        1,116
   31-60 days                                                      505,173.51          312
     60+ days                                                      113,136.90           77
    Total                                                        1,952,530.46        1,131
Balances: 60+ days                                               1,856,715.21           77

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   Schedule 13(e)
                                                                                                                     Page 2 of 3

Navistar Financial 2001-A Owner Trust
For the Months of November 2001 through October 2002
Fiscal Year 2002

  NOTES
                                        TOTAL               CLASS A-1       CLASS A-2       CLASS A-3     CLASS A-4        CLASS B

Original Pool Amount Distributions:    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
 Distribution Percentages                                        0.00%           0.00%          95.75%          0.00%          4.25%
 Coupon                                                         4.290%          4.470%          4.990%         5.420%         5.590%

Beginning Pool Balance                 $334,440,345.87
Ending Pool Balance                    $183,027,900.85
Collected Principal                    $144,907,243.25
Collected Interest                      $24,301,209.65
Charge-Offs                              $6,505,201.77
Liquidation Proceeds/Recoveries          $5,734,340.38
Servicing                                $2,595,093.40
Cash Transfer (to) Collection Acct.         ($7,428.85)
  Total Collections Available
    for Debt Service                   $172,340,271.03

Beginning Balance as of 11/1/01        $334,440,345.87  $6,940,345.87 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00

Interest Due                            $13,149,662.81     $26,465.85   $2,404,548.08   $4,917,751.69  $5,013,500.04    $787,397.15
Interest Paid                           $13,149,662.81     $26,465.85   $2,404,548.08   $4,917,751.69  $5,013,500.04    $787,397.15
Principal Due                          $151,412,445.02  $6,940,345.87 $118,000,000.00  $20,332,034.94          $0.00  $6,140,064.21
Principal Paid                         $151,412,445.02  $6,940,345.87 $118,000,000.00  $20,332,034.94          $0.00  $6,140,064.21

Ending Balance as of 10/31/02          $183,027,900.85          $0.00           $0.00  $79,667,965.06 $92,500,000.00 $10,859,935.79
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)                        0.00000         0.00000         0.79668       1.000000        0.63882

Total Distributions                    $164,562,107.83  $6,966,811.72 $120,404,548.08  $25,249,786.63  $5,013,500.04  $6,927,461.36

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
 Total Shortfall (required from Reserve)         $0.00          $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing                         $7,793,020.90

Beginning Reserve Account Balance       $18,394,219.02
Investment Income Earned
  during the Period                        $259,443.10
Transfer from/(to) collections Account   $7,785,592.05
(Release)/Draw
  Included Investment Income           ($16,372,719.62)
Ending Reserve Account Balance          $10,066,534.55

Note:  Ending principal balance includes the effect of the November distribution.
------------------------------------------------------------------------------------------------------------------------------------

                                                                           Schedule 13(e)
                                                                             Page 3 of 3

   Navistar Financial 2001-A Owner Trust
   For the Months of November 2001 through October 2002
   Fiscal Year 2002

   At  each  Distribution   Date,  an  annualized  loss  percentage  is  computed.   If  the
   annualized  percentage  exceeds 1.5%,  any monthly  excess  servicing is used to fund the reserve  account to 10.0% of the ending  receivable  balance.  When the  annualized  loss percentage  falls below 1.5%, the reserve account  requirement  returns to the greater of the specified target amount or the specified minimum balance.

   The loss percentage is calculated as follows:

         The  numerator  of  which  is  equal  to the sum of the  aggregate  losses  plus liquidation  proceeds  for each of the  monthly  periods  which  are the  fifth, fourth and third monthly  periods  preceding the monthly  period related to such
         Distribution  Date,  minus the sum of the  liquidation  proceeds for the monthly periods  which are the first,  second and third  monthly  periods  preceding the monthly period related to such  Distribution  Date, and the denominator of which is the sum of the remaining  gross  balances of all  outstanding  receivables as of the  last  day of  each  of the  sixth,  fifth  and  fourth  monthly  periods preceding the monthly period related to such Distribution Date.

   The annualized  loss (recovery)  percentages  reported at each  Distribution  Date are as follows:

          November          2001      0.3229 %       May            2002     (0.1489)%
          December          2001      0.7127 %       June           2002     0.7169%
          January           2002      0.6674 %       July           2002     (0.0612)%
          February          2002      1.1584 %       August         2002     0.3285%
          March             2002      0.6324 %       September      2002    (0.3194)%
          April             2002      1.1043 %       October        2002     0.2006%

   At each  Distribution  Date a  three-month  rolling  average  delinquency  percentage is calculated.  If this  percentage  exceeds 2.0%, any monthly excess  servicing is used to fund  the  reserve  account  to  10.0%  of  the  ending  receivable  balance.  When  the delinquency  percentage falls below 2.0%, the reserve account requirement returns to the greater of the specified target amount or the specified minimum balance.

   The delinquency percentage is calculated as follows:

   The  numerator  of which is equal to the  aggregate  remaining  gross  balances of all outstanding  receivables  which are 61 days or more past due as of the last day of the related  monthly  period  and the  denominator  of which  is  equal  to the  aggregate remaining  gross  balances  of all  outstanding  receivables  on the  last day of such monthly period.

   The three month rolling averages reported at each Distribution Date are as follows:

         November 2001    0.81163%      May       2002   0.87883%
         December 2001    0.87814%      June      2002   0.87373%
         January  2002    0.96329%      July      2002   0.86103%
         February 2002    1.02708%      August    2002   0.89586%
         March    2002    1.07544%      September 2002   0.90526%
         April    2002    0.99994%      October   2002   0.98045%

------------------------------------------------------------------------------------------------------------------------------------

                                                                  Schedule 13(f)
                                                                    Page 1 of 3
                            ANNUAL SUMMARY
Navistar Financial 2001-B Owner Trust
For the Months of November 2001 through October 2002
Fiscal Period 2002

Cut-off Date                                                       11/01/01
Original Pool Amount at Cut-off Date                          $292,329,093.98
Cut-off Date                                                       11/01/01
Original Pool Amount at Cut-off Date                           $59,897,861.72
Cut-off Date                                                       12/10/01
Original Pool Amount at Cut-off Date                          $117,139,017.24
Cut-off Date                                                        1/14/01
Original Pool Amount at Cut-off Date                           $30,633,447.04

Beginning Pool Balance as of 11/01/01                         $488,173,121.74
Beginning Pool Factor as of 11/01/01                                1.0000000

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)                        $154,423,759.07
  Interest Collected                                           $34,109,316.70

Additional Deposits:
  Repurchase Amounts                                                    $0.00
  Liquidation Proceeds/Recoveries                               $4,009,762.45
Total Additional Deposits                                       $4,009,762.45

Repos/Chargeoffs                                                $7,602,043.57
Aggregate Number of Notes Charged Off                                     897

Total Available Funds                                         $191,457,535.33

Ending Pool Balance as of 10/31/02                            $327,232,621.99
Ending Pool Factor as of 10/31/02                                   0.6544660

Servicing Fee                                                   $4,004,638.15
Repayment of Servicer Advances                                  $1,085,302.89

Reserve Account:
  Beginning Balance as of 11/1/01                              $18,168,129.95
  12/01/01 transfer                                             $5,564,103.32
  01/14/02 transfer                                             $1,455,088.73
  Investment Income Earned during the Year                        $385,427.42
  Target Percentage                                                      5.50%
  Target Balance as of 10/31/02                                $17,997,794.21
  Minimum Balance (2% of Initial Balance)                       $9,999,988.40
  Transfer from/(to) Collections Account                       $12,333,509.43
  (Release)/Deposit - Includes Investment Income              ($19,908,464.64)
    Ending Balance as of 10/31/02                              $17,997,794.21

Delinquencies as of 10/31/02:                                      Dollars           Notes
Installments:    1-30 days                                       1,769,300.22        1,641
                31-60 days                                         322,146.23          291
                  60+ days                                         138,601.76           63
                     Total                                       2,230,048.21        1,641
Balances: 60+ days                                               2,248,375.43           63
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Schedule 13(f)
                                                                                                                      Page 2 of 3

Navistar Financial 2001-B Owner Trust
For the Months of November 2001 through October 2002
Fiscal Period 2002

                                                                          NOTES
                                        TOTAL           CLASS A-1      CLASS A-2       CLASS A-3       CLASS A-4      CLASS B
Original Pool Amount Distributions:    $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
 Distribution Percentages                                        0.00%          96.25%           0.00%          0.00%          3.75%
 Coupon                                                         2.440%          2.830%           2.05%         4.370%         4.830%

Beginning Pool Balance                 $488,173,121.74
Ending Pool Balance                    $327,232,621.99
Collected Principal                    $153,338,456.18
Collected Interest                      $34,109,316.70
Charge-Offs                              $7,602,043.57
Liquidation Proceeds/Recoveries          $4,009,762.45
Servicing                                $4,004,638.15
Cash Transfer (to) Reserve Acct.           ($13,050.82)
  Total Collections Available
    for Debt Service                   $187,439,846.36

Beginning Balance as of 11/01/01       $488,173,701.76 $67,811,701.76 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00

Interest Due                            $12,210,981.94    $449,748.92   $3,094,386.89   $3,831,123.53  $3,972,198.96    $863,523.64
Interest Paid                           $12,210,981.94    $449,748.92   $3,094,386.89   $3,831,123.53  $3,972,198.96    $863,523.64
Principal Due                          $160,940,499.75 $67,811,701.76  $89,637,026.34           $0.00          $0.00  $3,492,351.67
Mandatory Prepayments                          $580.02        $580.02
Principal Paid                         $160,941,079.77 $67,811,121.74  $89,637,026.34           $0.00          $0.00  $3,492,351.67

Ending Balance as of 10/31/02          $327,232,621.99          $0.00  $42,077,973.66 $179,000,000.00 $90,897,000.00 $15,257,648.33
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)                        0.00000         0.31946         1.00000        1.00000        0.81374

Total Distributions                    $173,152,061.71 $68,261,450.68  $92,731,413.23   $3,831,123.53  $3,972,198.96  $4,355,875.31

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
 Total Shortfall (required from Reserve)         $0.00          $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing                        $12,346,560.25

Beginning Reserve Account Balance       $18,168,129.95
12/10/01 transfer                        $5,564,103.32
1/14/02 transfer                         $1,455,088.76
Investment Income Earned
  during the Period                        $385,427.42
Transfer from/(to) collections Account  $12,333,509.43
(Release)/Draw
  Included Investment Income           ($19,908,464.64)
Ending Reserve Account Balance          $17,997,794.21

Note:  Ending principal balance includes the effect of the November distribution.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   Schedule 13(f)
                                                                                                                     Page 3 of 3

   Navistar Financial 2001-B Owner Trust
   For the Months of November 2001 through October 2002
   Fiscal Period 2002

   At  each  Distribution   Date,  an  annualized  loss  percentage  is  computed.   If  the
   annualized  percentage  exceeds 1.5%,  any monthly  excess  servicing is used to fund the reserve  account to 10.0% of the ending  receivable  balance.  When the  annualized  loss percentage  falls below 1.5%, the reserve account  requirement  returns to the greater of the specified target amount or the specified minimum balance.

   The loss percentage is calculated as follows:

         The  numerator  of  which  is  equal  to the sum of the  aggregate  losses  plus liquidation  proceeds  for each of the  monthly  periods  which  are the  fifth, fourth and third monthly  periods  preceding the monthly  period related to such
         Distribution  Date,  minus the sum of the  liquidation  proceeds for the monthly periods  which are the first,  second and third  monthly  periods  preceding the monthly period related to such  Distribution  Date, and the denominator of which is the sum of the remaining  gross  balances of all  outstanding  receivables as of the  last  day of  each  of the  sixth,  fifth  and  fourth  monthly  periods preceding the monthly period related to such Distribution Date.

   The annualized  loss (recovery)  percentages  reported at each  Distribution  Date are as follows:

          November          2001      N/A            May            2002     1.3235%
          December          2001      0.0000 %       June           2002     1.6353%
          January           2002      0.0000 %       July           2002     0.7658%
          February          2002      0.2044 %       August         2002     1.0912%
          March             2002      0.5063 %       September      2002     0.6344%
          April             2002      1.4306 %       October        2002    (0.0817)%

   At each  Distribution  Date a  three-month  rolling  average  delinquency  percentage is calculated.  If this  percentage  exceeds 2.0%, any monthly excess  servicing is used to fund  the  reserve  account  to  10.0%  of  the  ending  receivable  balance.  When  the delinquency  percentage falls below 2.0%, the reserve account requirement returns to the greater of the specified target amount or the specified minimum balance.

   The delinquency percentage is calculated as follows:

   The  numerator  of which is equal to the  aggregate  remaining  gross  balances of all outstanding  receivables  which are 61 days or more past due as of the last day of the related  monthly  period  and the  denominator  of which  is  equal  to the  aggregate remaining  gross  balances  of all  outstanding  receivables  on the  last day of such monthly period.

   The three month rolling averages reported at each Distribution Date are as follows:

          November          2001     N/A             May            2002     0.45126%
          December          2001      0.24062%       June           2002     0.44579%
          January           2002      0.39711%       July           2002     0.46168%
          February          2002      0.47815%       August         2002     0.52290%
          March             2002      0.52323%       September      2002     0.61240%
          April             2002      0.48307%       October        2002     0.66485%

------------------------------------------------------------------------------------------------------------------------------------

                                                                  Schedule 13(g)
                                                                    Page 1 of 3
                                      ANNUAL SUMMARY

Navistar Financial 2002-A Owner Trust
For the Months of May 2002 through October 2002
Fiscal Year 2002

Cut-off Date                                                        4/30/02
Original Pool Amount at Cut-off Date                          $317,954,886.53
Cut-off Date                                                        4/30/02
Original Pool Amount at Cut-off Date                           $69,994,775.15
Cut-off Date                                                        5/31/02
Original Pool Amount at Cut-off Date                          $112,050,220.64

Beginning Pool Balance as of 5/01/02                          $499,999,882.32
Beginning Pool Factor as of 2/01/02                                 1.0000000

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)                         $97,762,644.00
  Interest Collected                                           $18,585,506.71

Additional Deposits:
  Repurchase Amounts                                                    $0.00
  Liquidation Proceeds/Recoveries                                 $311,769.86
Total Additional Deposits                                         $311,769.86

Repos/Chargeoffs                                                $1,401,616.20
Aggregate Number of Notes Charged Off                                     125

Total Available Funds                                         $115,713,677.98

Ending Pool Balance as of 10/31/02                            $401,781,864.71
Ending Pool Factor as of 10/31/02                                   0.8035639

Servicing Fee                                                   $2,542,189.04
Repayment of Servicer Advances                                    $946,242.59

Reserve Account:
  Beginning Balance as of 5/1/02                               $20,699,183.88
  5/31 transfer                                                 $5,621,744.35
  Investment Income Earned during the Year                        $215,856.34
  Target Percentage                                                      5.50%
  Target Balance as of 10/31/02                                $22,098,002.56
  Minimum Balance (2% of Initial Balance)                       $9,999,997.65
  Transfer from/(to) Collections Account                        $4,796,345.46
  (Release)/Deposit - Includes Investment Income               ($8,557,546.44)
    Ending Balance as of 10/31/02                              $22,775,583.59

Delinquencies as of 10/31/02:                                      Dollars           Notes
Installments:
    1-30 days                                                    1,412,625.08        1,366
   31-60 days                                                      267,886.00          231
     60+ days                                                       64,961.69           29

    Total                                                        1,745,472.77        1,366
Balances: 60+ days                                               1,581,235.77           29
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Schedule 13(g)
                                                                                                                    Page 2 of 3

Navistar Financial 2002-A Owner Trust
For the Months of November 2001 through October 2002
Fiscal Year 2002

                                                                                NOTES
                                        TOTAL             CLASS A-1        CLASS A-2       CLASS A-3       CLASS A-4        CLASS B

Original Pool Amount Distributions:    $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
 Distribution Percentages                                        0.00%          96.00%           0.00%           0.00%         4.00%
 Coupon                                                         1.960%          3.070%          4.090%          4.760%        4.950%

Beginning Pool Balance                 $499,999,882.32
Ending Pool Balance                    $401,781,864.71
Collected Principal                     $96,816,401.41
Collected Interest                      $18,585,506.71
Charge-Offs                              $1,401,616.20
Liquidation Proceeds/Recoveries            $311,769.86
Servicing                                $2,542,189.04
Cash Transfer (to) Reserve Acct.                 $0.00
  Total Collections Available
    for Debt Service                   $113,171,488.94

Beginning Balance as of 11/01/01       $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00

Interest Due                             $9,283,187.97    $317,917.81   $3,006,544.67   $2,304,033.35   $3,119,783.35    $534,908.79
Interest Paid                            $9,283,187.97    $317,917.81   $3,006,544.67   $2,304,033.35   $3,119,783.35    $534,908.79
Principal Due                           $98,218,135.29 $73,000,000.00  $24,209,409.88           $0.00           $0.00  $1,008,725.41
Principal Paid                          $98,218,135.29 $73,000,000.00  $24,209,409.88           $0.00           $0.00  $1,008,725.41

Ending Balance as of 10/31/02          $401,781,864.71          $0.00 $157,790,590.12 $104,000,000.00 $121,000,000.00 $18,991,274.59
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)                        0.00000         0.86698         1.00000         1.00000        0.94956

Total Distributions                    $107,501,323.26 $73,317,917.81  $27,215,954.55   $2,304,033.35   $3,119,783.35  $1,543,634.20

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
 Total Shortfall (required from Reserve)         $0.00          $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing                         $4,796,345.46

Beginning Reserve Account Balance       $20,699,183.88
5/31 transfer                            $5,621,744.35
Investment Income Earned
  during the Period                        $215,856.34
Transfer from/(to) collections Account   $4,796,345.46
(Release)/Draw
  Included Investment Income            ($8,557,546.44)
Ending Reserve Account Balance          $22,775,583.59

Note:  Ending principal balance includes the effect of the November distribution.
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Schedule 13(g)
                                                                                Page 3 of 3

   Navistar Financial 2002-A Owner Trust
   For the Months of November 2001 through October 2002
   Fiscal Year 2002

   At  each  Distribution   Date,  an  annualized  loss  percentage  is  computed.   If  the
   annualized  percentage  exceeds 1.5%,  any monthly  excess  servicing is used to fund the reserve  account to 10.0% of the ending  receivable  balance.  When the  annualized  loss percentage  falls below 1.5%, the reserve account  requirement  returns to the greater of the specified target amount or the specified minimum balance.

   The loss percentage is calculated as follows:

         The  numerator  of  which  is  equal  to the sum of the  aggregate  losses  plus liquidation  proceeds  for each of the  monthly  periods  which  are the  fifth, fourth and third monthly  periods  preceding the monthly  period related to such
         Distribution  Date,  minus the sum of the  liquidation  proceeds for the monthly periods  which are the first,  second and third  monthly  periods  preceding the monthly period related to such  Distribution  Date, and the denominator of which is the sum of the remaining  gross  balances of all  outstanding  receivables as of the  last  day of  each  of the  sixth,  fifth  and  fourth  monthly  periods preceding the monthly period related to such Distribution Date.

   The annualized  loss (recovery)  percentages  reported at each  Distribution  Date are as follows:

          November  2001    N/A        May       2002       N/A
          December  2001    N/A        June      2002   0.0000%
          January   2002    N/A        July      2002   0.0000%
          February  2002    N/A        August    2002   0.2940%
          March     2002    N/A        September 2002   0.3194%
          April     2002    N/A        October   2002  (0.0129)%

   At each  Distribution  Date a  three-month  rolling  average  delinquency  percentage is calculated.  If this  percentage  exceeds 2.0%, any monthly excess  servicing is used to fund  the  reserve  account  to  10.0%  of  the  ending  receivable  balance.  When  the delinquency  percentage falls below 2.0%, the reserve account requirement returns to the greater of the specified target amount or the specified minimum balance.

   The delinquency percentage is calculated as follows:

   The  numerator  of which is equal to the  aggregate  remaining  gross  balances of all outstanding  receivables  which are 61 days or more past due as of the last day of the related  monthly  period  and the  denominator  of which  is  equal  to the  aggregate remaining  gross  balances  of all  outstanding  receivables  on the  last day of such monthly period.

   The three month rolling averages reported at each Distribution Date are as follows:

          November  2001   N/A        May       2002        N/A
          December  2001   N/A        June      2002    0.16350%
          January   2002   N/A        July      2002    0.18233%
          February  2002   N/A        August    2002    0.24403%
          March     2002   N/A        September 2002    0.34706%
          April     2002   N/A        October   2002    0.37617%